Exhibit 99.1

CONSPIRACY ENTERTAINMENT CORPORATION

FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2002 AND 2001

CONSPIRACY ENTERTAINMENT CORPORATION

CONTENTS

December 31, 2002

Page
INDEPENDENT AUDITOR’S REPORT	1

FINANCIAL STATEMENTS

Balance Sheet	2 - 3

Statements of Operations	4

Statements of Shareholders’ Deficit	5

Statements of Cash Flows	6 - 8

Notes to Financial Statements	9 - 23

[LETTERHEAD OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP]

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders of

Conspiracy Entertainment Corporation

We have audited the accompanying balance sheet of Conspiracy Entertainment Corporation (a California corporation) as of December 31, 2002, and the related statements of operations, shareholders’ deficit, and cash flows for each of the two years in the period ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Conspiracy Entertainment Corporation as of December 31, 2002, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, during the year ended December 31, 2002, the Company incurred a net loss of $1,726,895. In addition, the Company had an accumulated deficit of $2,865,813 at December 31, 2002. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Singer Lewak Greenbaum & Goldstein LLP

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California

April 30, 2003, except for

the fourth through eighth

paragraphs of Note 15, as

to which the date is

September 22, 2003

CONSPIRACY ENTERTAINMENT CORPORATION

BALANCE SHEET

December 31, 2002

ASSETS

Current assets
Cash	$115,994
Accounts receivable	2,257,869
Prepaid expenses and other current assets	10,997

Total current assets	2,384,860

Capitalized development costs and licenses, net	1,245,524
Property and equipment, net	95,023
Other assets	19,297

Total assets	$3,744,704

The accompanying notes are an integral part of these financial statements.

CONSPIRACY ENTERTAINMENT CORPORATION

BALANCE SHEET

December 31, 2002

LIABILITIES AND SHAREHOLDERS’ DEFICIT

Current liabilities
Accounts payable and accrued expenses	$371,191
Accounts payable - Swing Entertainment, Inc.	4,571,353
Due to related party	282,801
Deferred revenue	708,322
Deferred compensation	304,400
Current portion of capital lease obligations	13,669
Convertible note payable	300,000

Total current liabilities	6,551,736

Capital lease obligations, net of current portion	24,397

Total liabilities	6,576,133

Commitments

Shareholders’ deficit
Common stock, no par value 50,000 shares authorized 21,000 shares issued and outstanding	8,400
Committed common stock, 2,400 shares	3,112
Additional paid-in capital	22,872
Accumulated deficit	(2,865,813)

Total shareholders’ deficit	(2,831,429)

Total liabilities and shareholders’ deficit	$3,744,704

The accompanying notes are an integral part of these financial statements.

CONSPIRACY ENTERTAINMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Years Ended December 31,

	2002	2001
Net sales	$6,329,890	$7,529,793

Cost of sales	5,879,761	6,385,130

Gross profit	450,129	1,144,663

General and administrative expenses	2,172,523	1,767,694

Loss from operations	(1,722,394)	(623,031)

Other income (expense)
Interest income	23	28
Interest expense	(3,724)	(10,544)
Other income	—	9,000

Total other income (expense)	(3,701)	(1,516)

Loss before provision for income taxes	(1,726,095)	(624,547)

Provision for income taxes	800	800

Net loss	$(1,726,895)	$(625,347)

Basic and diluted loss per share	$(73.47)	$(26.05)

Weighted-average number of shares outstanding	23,505	24,008

The accompanying notes are an integral part of these financial statements.

CONSPIRACY ENTERTAINMENT CORPORATION

STATEMENTS OF SHAREHOLDERS’ DEFICIT

For the Years Ended December 31,

	Common Stock		Committed Common Stock	Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Amount
Balance, December 31, 2000	21,000	$8,400	$—	$22,872	$(513,571)	$(482,299)

Net loss					(625,347)	(625,347)

Balance, December 31, 2001	21,000	8,400	—	22,872	(1,138,918)	(1,107,646)

Common stock committed as compensation expense			3,112			3,112

Net loss					(1,726,895)	(1,726,895)

Balance, December 31, 2002	21,000	$8,400	$3,112	$22,872	$(2,865,813)	$(2,831,429)

The accompanying notes are an integral part of these financial statements.

CONSPIRACY ENTERTAINMENT CORPORATION

STATEMENTS OF CASH FLOWS

For the Years Ended December 31,

	2002	2001
Cash flows from operating activities
Net loss	$(1,726,895)	$(625,347)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	38,605	29,489
Amortization of capitalized development costs and licenses	5,160,291	6,385,130
Issuance of committed stock as compensation expense	3,112	—
Gain on disposal of property and equipment	—	(9,000)
(Increase) decrease in
Accounts receivable	540,986	(255,072)
Prepaid expenses and other current assets	(8,732)	(2,265)
Other assets	—	(15,597)
Increase (decrease) in
Accounts payable and accrued expenses	(35,739)	1,415,338
Due to related party	(7,199)	—
Deferred revenue	625,756	45,066
Deferred compensation	304,400	—
Advance received	—	(186,906)

Net cash provided by operating activities	4,894,585	6,780,836

Cash flows from investing activities
Purchase of development costs and licenses	(5,283,372)	(6,602,573)
Purchase of property and equipment	(7,823)	(60,323)

Net cash used in investing activities	(5,291,195)	(6,662,896)

Cash flows from financing activities
Payments on capital lease obligations	(12,270)	(9,000)
Proceeds from convertible note payable	300,000	—

Net cash provided by (used in) financing activities	287,730	(9,000)

The accompanying notes are an integral part of these financial statements.

CONSPIRACY ENTERTAINMENT CORPORATION

STATEMENTS OF CASH FLOWS

For the Years Ended December 31,

	2002	2001
Net increase (decrease) in cash	$(108,880)	$108,940

Cash, beginning of year	224,874	115,934

Cash, end of year	$115,994	$224,874

Supplemental disclosures of cash flow information

Interest paid	$3,724	$10,544

Income taxes paid	$800	$800

The accompanying notes are an integral part of these financial statements.

CONSPIRACY ENTERTAINMENT CORPORATION

STATEMENTS OF CASH FLOW

For the Years Ended December 31,

Supplemental schedule of non-cash investing and financing activities

During the years ended December 31, 2002 and 2001, the Company assigned with recourse $2,133,165 and $410,619, respectively, of accounts receivable to Swing Entertainment, Inc. in exchange for a reduction in the Company’s notes payable to this developer.

During the year ended December 31, 2002, the Company entered into a capital lease obligation for computer equipment totaling $6,927.

During the year ended December 31, 2001, the Company entered into capital lease obligations for telephone and automobile equipment totaling $65,272.

The accompanying notes are an integral part of these financial statements.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1 - ORGANIZATION AND LINES OF BUSINESS

Conspiracy Entertainment Corporation (the “Company”) was incorporated in November 1997 in the state of California. The Company develops and licenses properties from several sources, including global entertainment and media companies, and publishes software for DVD media, personal computers, wireless devices, and all major video game platforms, including Sony Playstation 1 and 2, Microsoft Xbox, Nintendo GameCube, and Game Boy Advance. The Company has an exclusive distribution arrangement with SVG Distribution, Inc. for the sale of the video games.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, during the year ended December 31, 2002, the Company incurred a net loss of $1,726,895. In addition, the Company had an accumulated deficit of $2,865,813 as of December 31, 2002. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Recovery of the Company’s assets is dependent upon future events, the outcome of which is indeterminable. Successful completion of the Company’s development program and its transition to the attainment of profitable operations is dependent upon the Company achieving a level of sales adequate to support the Company’s cost structure. In addition, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the Company’s ability to meet its financing requirements and the success of its plans to develop and sell its products. Management plans to sell equity through private and public placements to finance the operations and to merge with a public shell company to increase the liquidity of the Company’s stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue from video game distribution contracts, which provide for the receipt of non-refundable guaranteed advances, is recognized when the games are delivered to the distributor by the manufacturer under the completed contract method, provided the other conditions of sale as established by the Securities and Exchange Commission’s Staff Accounting Bulleting (“SAB”) No. 101, “Revenue Recognition,” are satisfied:

•	Persuasive evidence of an arrangement exists.

•	Delivery has occurred or services have been rendered.

•	The seller’s price to the buyer is fixed or determinable.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

•	Collectibility is reasonably assured.

Until all of the conditions of the sale have been met, amounts received on such distribution contracts are recorded as deferred income. Although regularly the Company enters into the assignment of accounts receivable to vendors, the Company does not record revenues net versus gross revenues per Emerging Issues Task Force (“EITF”) No. 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent,” since the Company:

•	Acts as the principal in the transaction.

•	Takes title to the products.

•	Has risks and rewards of ownership, such as the risk of loss for collection, delivery, or returns.

•	Does not act as an agent or broker.

At all times, the Company maintains control of the development process and is responsible for directing the vendor. Other than for payment, the customer does not communicate with the vendor.

The Company utilizes the completed contract method of revenue recognition as opposed to the percentage-of-completion method of revenue recognition for substantially all of its products since the majority of its products are completed within six to eight months. The Company complete the products in a short period of time since the Company obtains video games that are partially complete or obtains foreign language video games published by foreign manufacturers that are completed.

Accounts Receivable

The Company sells its products throughout the United States. The Company evaluates its accounts receivable on a regular basis for collectibility and provides for an allowance for potential credit losses as deemed necessary.

Assignment of Accounts Receivable

Regularly, the Company assigns its receivables to vendors with recourse and accounts for such assignments in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.” Assigned accounts receivable are shown on the accounts receivable section of the balance sheet until collected by the beneficiary. Should the accounts receivable become uncollectible, the Company is ultimately responsible for paying the vendor and recording an allowance for potential credit losses as deemed necessary. The assigned accounts receivable are generally collected within 90 days; therefore, the balance shown approximates its fair value.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Capitalized Development Costs and Licenses

Capitalized development costs include payments made to independent software developers under development agreements, as well as direct costs incurred for internally developed products.

The Company accounts for software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Software development costs are capitalized once technological feasibility of a product is established and such costs are determined to be recoverable. Technological feasibility of a product encompasses both technical design documentation and game design documentation.

Capitalized Development Costs

For products where proven technology exists, this may occur early in the development cycle. Technological feasibility is evaluated on a product-by-product basis. Prior to a product’s release, the Company expenses, as part of cost of sales, when the Company believes such amounts are not recoverable. Amounts related to capitalized development costs that are not capitalized are charged immediately to cost of sales. The Company evaluates the future recoverability of capitalized amounts on a quarterly basis. The recoverability of capitalized development costs is evaluated based on the expected performance of the specific products for which the costs relate. The following criteria are used to evaluate expected product performance: historical performance of comparable products using comparable technology and orders for the product prior to its release.

Commencing upon product release, capitalized development costs are amortized to cost of sales - software royalties and amortization based on the ratio of current revenues to total projected revenues, generally resulting in an amortization period of one year or less. For products that have been released in prior periods, the Company evaluates the future recoverability of capitalized amounts on a quarterly basis. The primary evaluation criterion is actual title performance.

Capitalized Licenses

Capitalized license costs represent license fees paid to intellectual property rights holders for use of their trademarks or copyrights in the development of the products. Depending on the agreement with the rights holder, the Company may obtain the rights to use acquired intellectual property in multiple products over multiple years, or alternatively, for a single product over a shorter period of time.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Capitalized Development Costs and Licenses (Continued)

Capitalized Licenses (Continued)

The Company evaluates the future recoverability of capitalized licenses on a quarterly basis. The recoverability of capitalized license costs is evaluated based on the expected performance of the specific products in which the licensed trademark or copyright is to be used. Prior to the related product’s release, the Company expenses, as part of cost of sales, licenses when the Company believes such amounts are not recoverable. Capitalized development costs for those products that are cancelled or abandoned are charged to cost of sales. The following criteria are used to evaluate expected product performance: historical performance of comparable products using comparable technology and orders for the product prior to its release.

Commencing upon the related product’s release, capitalized license costs are amortized to cost of sales - licenses based on the ratio of current revenues for the specific product to total projected revenues for all products in which the licensed trademark or copyright will be utilized. As license contracts may extend for multiple years, the amortization of capitalized intellectual property license costs relating to such contracts may extend beyond one year. For intellectual property included in products that have been released, the Company evaluates the future recoverability of capitalized amounts on a quarterly basis. The primary evaluation criterion is actual title performance.

Property and Equipment

Property and equipment, including equipment under capital leases, are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of three to five years. Maintenance and minor replacements are charged to expense as incurred. Gains and losses on disposals are included in the results of operations.

Impairment of Assets

The Company reviews its assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” An impairment exists when the carrying amount of a long-lived asset or asset group exceeds its fair value. Recoverability is measured by determining the undiscounted future cash flows of the asset and then comparing such cash flows against the fair value of the asset. The difference or estimated losses are included in the statement of operations as a component of general and administrative expenses.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

Loss per Share

The Company reports loss per share in accordance with SFAS No. 128, “Earnings per Share.” Basic loss per share is computed by dividing loss available to common shareholders by the weighted-average number of common shares available. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Because the Company incurred net losses for the years ended December 31, 2002 and 2001, basic and diluted loss per share are the same.

Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Advertising and Marketing Expense

The Company expenses advertising and marketing costs as incurred. Advertising and marketing expense for the years ended December 31, 2002 and 2001 was $245,936 and $328,199, respectively.

Concentrations and Uncertainties

Amounts due from one major customer represented 100% of the net accounts receivable balance at December 31, 2002. Amounts due to one major vendor represented 94% of the net accounts payable balance at December 31, 2002. Total net sales earned from two and one customer(s) constituted 100% of total net sales earned for the years ended December 31, 2002 and 2001, respectively.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentrations and Uncertainties (Continued)

The Company operates in the computer software industry, which is highly competitive and changes rapidly. The Company’s operating results could be significantly affected by its ability to develop new products and find new distribution channels for new and existing products.

All of the Company’s products are developed by a third party. The inability of the Company to obtain license agreements with this third party could negatively impact the Company’s financial position, results of operations, and cash flows.

Recently Issued Accounting Pronouncements

In April 2002, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” SFAS No. 145 updates, clarifies, and simplifies existing accounting pronouncements. This statement rescinds SFAS No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in Accounting Principles Board No. 30 will now be used to classify those gains and losses. SFAS No. 64 amended SFAS No. 4 and is no longer necessary as SFAS No. 4 has been rescinded. SFAS No. 44 has been rescinded as it is no longer necessary. SFAS No. 145 amends SFAS No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-lease transactions. This statement also makes technical corrections to existing pronouncements. While those corrections are not substantive in nature, in some instances, they may change accounting practice. This statement is not applicable to the Company.

In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF Issue 94-3, a liability for an exit cost, as defined, was recognized at the date of an entity’s commitment to an exit plan. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002 with earlier application encouraged. This statement is not applicable to the Company.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued)

In October 2002, the FASB issued SFAS No. 147, “Acquisitions of Certain Financial Institutions,” SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets.” In addition, this statement amends SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” to include certain financial institution-related intangible assets. This statement is not applicable to the Company.

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure,” an amendment of SFAS No. 123. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. This statement is effective for financial statements for fiscal years ending after December 15, 2002. This statement is not applicable to the Company.

In April 2003, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” SFAS No. 149 amends and clarifies accounting and reporting for derivative instruments and hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 149 is effective for derivative instruments and hedging activities entered into or modified after June 30, 2003, except for certain forward purchase and sale securities. For these forward purchase and sale securities, SFAS No. 149 is effective for both new and existing securities after June 30, 2003. Management does not expect adoption of SFAS No. 149 to have a material impact on the Company’s statements of earnings, financial position, or cash flows.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. In accordance with the standard, financial instruments that embody obligations for the issuer are required to be classified as liabilities. SFAS No. 150 will be effective for financial instruments entered into or modified after May 31, 2003 and otherwise will be effective at the beginning of the first interim period beginning after June 15, 2003. Management does not expect adoption of SFAS No. 150 to have a material impact on the Company’s statements of earnings, financial position, or cash flows.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 4 - CASH

The Company maintains cash deposits at banks located in California. Deposits at each bank are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 2002, the uninsured portion amounted to $62,251. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

NOTE 5 - INVESTMENTS

On January 1, 1998, the Company signed a stock purchase agreement with a shareholder in return for a 49% investment in ELO Interactive Media Co. (“ELO Interactive”) for $11,272. The Company accounts for this investment using the equity method of accounting. Due to the immateriality of the balance, this amount is included in other assets on the accompanying balance sheet.

During the year ended December 31, 2001, Swing Entertainment, Inc. (“Swing Entertainment”), the Company’s major developer and licensor, attempted to acquire the Company. As part of the intended acquisition, a stock purchase agreement was signed between the Company and ELO Interactive to increase the Company’s investment in the vendor from 49% to 51%. As of December 31, 2002, the acquisition had been canceled, and the investment remains at 49%.

NOTE 6 - CAPITALIZED DEVELOPMENT COSTS AND LICENSES

Capitalized development costs and licenses at December 31, 2002 consisted of the following:

Capitalized development costs	$98,000
Capitalized licenses	11,545,421

11,643,421
Less accumulated amortization	10,397,897

Total	$1,245,524

Amortization expense was $5,160,291 and $6,385,130 for the years ended December 31, 2002 and 2001, respectively.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 7 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2002 consisted of the following:

Development tools	$25,910
Furniture and equipment	70,878
Equipment held under capital lease agreements	72,199
Leasehold improvements	24,457

193,444
Less accumulated depreciation and amortization	98,421

Total	$95,023

Depreciation and amortization expense was $38,605 and $29,489 for the years ended December 31, 2002 and 2001, respectively.

NOTE 8 - ACCOUNTS PAYABLE - SWING ENTERTAINMENT

The Company obtains most of its financing for development costs through Swing Entertainment. The Company had entered into various licensing agreements with Swing Entertainment for the development of games. Based on these agreements, the Company received advances from the vendor in order to finance its operations. On December 4, 2001, the Company entered into an agreement with Swing Entertainment to assign its receivables with recourse in return of the extinguishment of its liability of $410,619.

During the year ended December 31, 2002, the Company entered into several agreements with Swing Entertainment to assign its receivables with recourse for the extinguishment of liability of $2,133,165. As of December 31, 2002, the Company had accounts payable to Swing Entertainment of $4,571,353.

NOTE 9 - CONVERTIBLE NOTE PAYABLE

The convertible note payable at December 31, 2002 is secured by the general credit of the Company, the personal guarantee of the Company’s Chief Executive Officer, and 9,000 shares of outstanding common stock held by the Chief Executive Officer. The convertible note payable is non-interest-bearing and due on demand, which is the earlier of the Company closing a private placement or July 1, 2003 (see Note 15). As of December 31, 2002, the outstanding convertible note payable balance was $300,000.

Upon the completion of the share exchange transaction with Lance Systems, Inc. (see Note 15), the convertible note payable balance will be convertible into shares of common stock of the new company at a rate of $0.67 per share.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 10 - COMMITMENTS

Leases

The Company leases certain facilities for its corporate and operations offices under a non-cancelable operating lease agreement that expires in April 2006. The Company also leases certain office equipment and a vehicle under non-cancelable capital lease arrangements that expire through September 2005. Future minimum lease payments under non-cancelable operating and capital leases with initial or remaining terms of one year or more at December 31, 2002 were as follows:

Year Ending December 31,	Operating Leases	Capital Leases
2003	$89,226	$16,452
2004	70,346	16,452
2005	50,900	9,630
2006	17,132	—

	$227,604	42,534

Less amount representing interest		4,468

		38,066
Less current portion		13,669

Long-term portion		$24,397

Included in property and equipment is capitalized leased equipment of $72,199 with accumulated depreciation of $22,479 at December 31, 2002.

Rent expense was $119,184 and $93,783 for the years ended December 31, 2002 and 2001, respectively.

NOTE 11 - AGREEMENTS

Consulting Agreements

On November 28, 2001, the Company entered into a consulting agreement with Lido Capital to assist the Company in managing its business operations and its growth and to provide strategic financial services. The consultant received an initial cash retainer of $12,500 on December 1, 2001 and is receiving monthly payments of $12,500, which is payable the first day of each month. As of December 31, 2002, the Company paid $75,000 in consulting fees.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 11 - AGREEMENTS (Continued)

Consulting Agreements (Continued)

On June 6, 2002, the Company entered into a consulting agreement with Value Relations IR Services, GmbH to assist the Company with its reverse merger and private placement plans. The consultant receives $7,000 per month, plus reimbursement of all expenses associated with the planned merger, and an additional finder’s fee of 4% upon introducing the Company to an investor for private placement purposes. As of December 31, 2002, the Company recorded $45,500 in consulting fees.

Distribution Agreements

During the years ended December 31, 2002 and 2001, the Company entered into several distribution agreements with SVG Distribution, Inc. (“SVG”), whereby SVG was granted the sole and exclusive right to distribute substantially all of the Company’s video games and related products to third parties throughout North and South America. Under the agreements, SVG is required to purchase a non-refundable minimum number of games for a minimum price per unit, which is varied by the type of game and its related distribution contract. In addition, SVG is required to pay the manufacturing cost portion of the purchase price, which varies by contract. Such payments when paid in advance before the game is actually received by the distributor are recorded as deferred revenue and are recognized as revenue when the items are picked up by the distributor. As of December 31, 2002, the Company recorded $209,376 of deferred revenue.

On May 1, 2002, the Company entered into a three-year software distribution agreement with Vivendi Universal Games, Inc. (“VUG”), whereby VUG accepted an exclusive right to market and sell all of the Company’s products which related to the Enclave game to third parties throughout the United States and Canada. Under this agreement, VGU is required to pay royalty payments equal to 35% of net sales, after sales returns, discounts, and price protection adjustments. In addition, VUG is required to pay the Company non-refundable advances against future royalties totaling $2,836,000. Such advances are recorded by the Company as deferred revenue. As of December 31, 2002, the Company recorded $498,946 of deferred revenue.

Employment Agreements

On January 1, 2002, the Company entered into three-year employment agreements with its President and its Chief Operating Officer, providing for annual salaries of $324,000, plus benefits, and $134,400, plus benefits, respectively. In addition, per the agreement, each employee is entitled to a corporate vehicle monthly allowance of $800 and $500, respectively. The Chief Operating Officer is also entitled to 10% of the Company’s total issued and outstanding common shares as of the date of the agreement. As of December 31, 2002, the Company recorded $458,400 of compensation expense, of which $1,556 is related to committed common stock, and $278,400 of deferred compensation as related to these agreements.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 11 - AGREEMENTS (Continued)

Employment Agreements (Continued)

On January 1, 2002, the Company entered into a three-year employment agreement with its Executive Producer, providing for an annual salary of $87,000, plus benefits. In addition, the employee is entitled to receive as bonus compensation 2.5% to 5% of all of the Company’s profits as defined by the agreement, resulting from the sale or licensing of any games during the three years. The agreement also provides for a $30,000 advance payment each year. The employee is also entitled to receive 10% of the Company’s total issued and outstanding common shares as of the date of the agreement. As of December 31, 2002, the Company recorded $99,000 of compensation expense, of which $1,556 is related to committed common stock, and $42,000 of deferred compensation as related to this agreement.

Withholding Tax Payable

The Company withholds 10% of all foreign sales intended to be remitted to the Internal Revenue Service (“IRS”). As of December 31, 2002 and 2001, the Company withheld $94,500 and $39,000, respectively. As of December 31, 2002, the Company had not remitted any of the 2001 or 2002 withholdings to the IRS for which it might be subject to penalties and interest. As of December 31, 2002, the Company had not been audited or invoiced by the IRS. The amount due at December 31, 2002 is included in accounts payable and accrued expenses in the accompanying balance sheet.

Vacation Accrual

During the years ended December 31, 2002 and 2001, the Company did not accrue liabilities for vacation payable to employees. The Company’s management believes all vacation earned during and prior to 2002 was utilized by the employees of the Company as of December 31, 2002, and accordingly, has not recorded such accrued liability.

NOTE 12 - SHAREHOLDERS’ DEFICIT

Committed Common Stock

During the year ended December 31, 2002, the Company committed to issue 1,200 shares of common stock to its Chief Financial Officer and 1,200 shares of common stock to its Executive Producer for services rendered. The Company recorded $3,112 of compensation expense related to this transaction. The stock was valued at $0.74 per share, which was the stock’s fair market value.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 13 - INCOME TAXES

The actual tax benefit differs from the expected tax benefit computed by applying the United States federal corporate tax rate of 34% to loss before income taxes as follows for the years ended December 31, 2002 and 2001:

	2002	2001
Expected tax benefit	$(587,000)	$(217,000)
State income taxes, net of federal benefit	(101,000)	(37,000)
Changes in valuation allowance	687,500	253,000
Other	1,300	1,800

Total	$800	$800

The following table summarizes the significant components of the Company’s deferred tax asset at December 31, 2002:

Deferred tax assets
Deferred revenue	$303,000
State taxes	(52,000)
Net operating loss carry-forwards	436,000
Valuation allowance	(687,000)

Net deferred tax assets	$—

The Company recorded an allowance of 100% for its net deferred tax assets due to the uncertainty of their realization.

At December 31, 2002, the Company had federal operating loss carry-forwards of approximately $2,800,000, which begin expiring in 2015.

NOTE 14 - RELATED PARTY TRANSACTIONS

The Company has a development agreement with one of its investees, ELO Interactive, for the development of a game. The owner of ELO Interactive also owned 14% of the Company’s common stock as of December 31, 2002. As of December 31, 2002, the Company had $3,501 of accounts payable due to this investee, which is included in accounts payable and accrued expenses in the accompanying balance sheet. During the year ended December 31, 2002, the Company recorded $10,001 in development expense related to this agreement.

As of December 31, 2002, the Company owed $282,801 to one of its developers, who is also one of the Company’s directors and a shareholder. During the years ended December 31, 2002 and 2001, the Company did not record any development expense related to this developer since the expense was incurred during the year ended December 31, 2000.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 15 - SUBSEQUENT EVENTS

License Agreements

On February 1, 2003, the Company entered into two agreements with software developers and licensors. The Company has the right to acquire the license rights to use the developer’s software technology and to sell its products. The agreements require the Company to pay a non-refundable royalty advance of $220,000.

Convertible Note Payable

On February 25, 2003, the Company entered into a convertible note payable agreement with Calluna Capital Corporation for $450,000, of which $300,000 was received on December 10, 2002. The convertible note payable is secured by the general credit of the Company, the personal guarantee of the Company’s Chief Executive Officer, and 9,000 shares of outstanding common stock held by the Chief Executive Officer. The convertible note payable is non-interest-bearing and due on demand, which is the earlier of the Company closing a private placement or July 1, 2003. As of September 3, 2003, the Company had not repaid the note or closed a private placement.

Upon the completion of the share exchange transaction with Lance Systems, Inc., the convertible note payable balance will be convertible into shares of common stock of the new company at a rate of $0.67 per share.

Bankruptcy

On April 30, 2003, Swing Entertainment filed for Bankruptcy. The Company is currently in negotiations with Swing Entertainment to settle the accounts payable owed by the Company to Swing Entertainment. As of December 31, 2002, the Company owed Swing Entertainment $4,571,353 and assigned accounts receivable in the amount of $2,133,165 as partial payment for the accounts payable balance. In addition, in May 2003, the Company invoiced Swing Entertainment $5,639,033. The Company expects to apply the proceeds from these invoices to the outstanding accounts payable balance owed by the Company to Swing Entertainment. As of September 22, 2003, the Company was still undergoing negotiations with Swing Entertainment.

Loan

On July 21, 2003, the Company borrowed $350,000 from Fraser Lakes Enterprises, Ltd., a company organized in the Republic of Panama. The loan is non-interest-bearing, guaranteed by the shareholders and officers of the Company as well as their shares of common stock, and due on demand.

CONSPIRACY ENTERTAINMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 15 - SUBSEQUENT EVENTS (Continued)

Letter of Intent

On February 26, 2003, the Company received a binding letter of intent from Lance Systems, Inc., a public shell company, for the acquisition of all of the issued and outstanding common stock of the Company. In exchange for the Company’s shares, the purchasers will issue to the Company’s shareholders 18,500,000 new investment shares in the capital of the purchasers. The reverse merger will result in 27,000,000 common shares outstanding. Per the agreement, the parties agreed to negotiate and enter into a comprehensive acquisition agreement within 30 days of the date of this letter of intent or as soon as practicable. On August 11, 2003, the Company entered into a “closing agreement” to complete this transaction. The closing agreement requires certain deliverables in order to be effective. As of September 22, 2003, the Company and Lance Systems, Inc. had not produced the deliverables.

Per the agreement and following the acquisition, the purchasers will guarantee a private placement to raise a minimum of $1,000,000. The pricing of the financing will be done in two, $500,000 private placements, with a $0.67 price per share. Each share of common stock will have a full warrant attached, which may be converted into one common share of the new company at a price of $1 per share. The new company will be required to file a Form SB-2 registration within 45 days after the $1,000,000 private placement to register 1,500,000 shares of common stock and attached the warrants. If the Company fails to file the SB-2 registration, a penalty will be assessed against the 18,500,000 new investment shares issued to the Company.

In addition, 1,000,000 of the new common shares will be placed in escrow, pending the performance of the filing of the Form SB-2 documentation with the Security and Exchange Commission. In the event the new company fails to file the Form SB-2, the 1,000,000 escrow shares will revert to the purchasers.